SERIES B CONVERTIBLE PREFERRED STOCK	9 Months Ended
Sep. 30, 2024
SERIES B CONVERTIBLE PREFERRED STOCK
SERIES B CONVERTIBLE PREFERRED STOCK
10.	SERIES B CONVERTIBLE PREFERRED STOCK

On September 4, 2024, the Company entered into a Subscription Agreement with certain investors for the purchase of 150,000 shares of Holdings’ Series B Convertible Preferred Stock, par value $.0001 (the “Holdings Series B Stock”) in a private placement at $10.00 per share, for an aggregate purchase price of $1,500,000). The Holdings Series B Stock may be converted into shares of Holdings Common Stock, at the option of the investor at a rate equal to the quotient of (i) $10.00 divided, by (ii) the product of (A) .80 multiplied by, (B) the volume weighted average price for the 20 trading days during the 30-day period immediately prior to such conversion, provided that in no event shall the denominator be less than $6.00 per share (the “Conversion Rate”).

Additionally, the Holdings Series B Stock carries a cumulative dividend at a rate of nine percent (7%) per annum, payable and compounded quarterly on the last day of each quarter. At the discretion of Holdings, the payment may be made in cash or up to 50% of the amount due, in duly authorized, validly issued, fully paid and non-assessable share of Holdings Series B Stock at a value of $10 per share.

The Company may, at its option, in whole, or part, redeem the Holdings Series B Stock any time after the first anniversary of the date of the Subscription Agreement at a redemption price equal to the greater of (i) $12.00 per share of Holdings Series B Stock, plus accrued but unpaid dividends or (A) 1.20 multiplied by (B) the volume weighted average price for 20 trading days during the 30-day period immediately prior to the redemption; provided that such price shall not greater than $20.00.